UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2012

SOLAR POWER, INC.

(Exact name of registrant as specified in its charter)

California	000-50142	20- 4956638
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2240 Douglas Boulevard, Suite 200

Roseville, California 95661-3875

(Address and telephone number of principal executive offices) (Zip Code)

(916) 770-8100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The information relating to the Acquisition and Stock Purchase Agreement disclosed under Item 2.01 below is also responsive to this Item 1.01 and is incorporated by reference into this Item 1.01.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On June 27, 2012, Solar Power, Inc. (the “Company”) entered into an Acquisition and Stock Purchase Agreement dated as of June 25, 2012 (the “Agreement”) with the shareholders of Solar Green Technology SPA, an Italian limited liability (Joint Stock) company (“SGT”). Under the Agreement, the Company acquired 100% of the issued and outstanding shares of SGT from SGT shareholders in exchange for approximately €5,000,000 in cash and common stock of the Company (the “Purchase Price”).

The shareholders of SGT consist of LDK Solar Europe Holding S.A (“LDK Europe”) and the two founders of SGT. At the closing, the Company issued 9,771,223 shares of its common stock to LDK Europe and 1,814,655 to each of the two founders of SGT. In addition, the Company paid each of the two founders €100,000 in cash at the closing. The amount of shares of the Company’s common stock issued under the Agreement was determined by calculating the amount of the Purchase Price payable to each shareholder divided by the daily volume-weighted average price of the Company’s common stock for each of the 90 trading days prior to June 11, 2012.

LDK Europe is the wholly owned subsidiary of LDK Solar Co., Ltd (“LDK”) which owns approximately seventy percent (70%) of the issued and outstanding common stock of the Company. In addition, Mr. Xiaofeng Peng and Mr. Jack Lai are directors of both the Company and LDK Europe. The Purchase Price was determined by an independent valuation analysis.

The foregoing summary of the terms and conditions of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement attached hereto as Exhibit 10.1 and which is hereby incorporated herein by reference.

Item 3.02 Recent Sales of Unregistered Securities

The information provided in response to Item 2.01 of this report is incorporated by reference into this Item 3.02. The securities issued under the Agreement were issued in a private placement under Section 4(2) of the Securities Act, Rule 506 of Regulation D under the Securities Act and/or Regulation S promulgated under the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

Any financial statements required by Item 9.01(a) of this Form 8-K will be filed by amendment within 71 calendar days after the date of this Current Report on Form 8-K must be filed.

(b)	Pro Forma Financial Information

Any pro forma financial information required by Item 9.01(b) of this Form 8-K will be filed by amendment within 71 calendar days after the date of this Current Report on Form 8-K must be filed.

(d)	Exhibits

Exhibit No.	Exhibit Description

10.1	Acquisition and Stock Purchase Agreement by and between Solar Power, Inc. and the Shareholders of Solar Green Technology dated as of June 25, 2012.

99.1	Press Release dated June 28, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLAR POWER, INC. a California Corporation

Dated: June 29, 2012	/s/ James Pekarsky
James Pekarsky
Chief Financial Officer

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